                                                                   EXHIBIT 10.6

                 ---------------------------------------------


                          AMENDMENT TO LOAN AGREEMENT


BORROWERS:          CYMER, INC. AND CYMER JAPAN, INC.

DATED AS OF:        FEBRUARY 4, 1999


     THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and BANK OF HAWAII ("BOH"), on the one side, Cymer, Inc. ("Cymer") and Cymer Japan, Inc. ("Cymer Japan") on the other side.

     The Parties agree to amend the Loan Agreement between them, dated December 8, 1997, as amended from time to time (the "Loan Agreement"), as follows, effective as of the date hereof, unless otherwise stated below. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

     1. REVISED DEFINITIONS. Section 1.1 of the Loan Agreement is hereby amended by replacing the definitions of "Committed Revolving Line," "Optional Currency Rate," "LIBOR Based Rate" and "Revolving Maturity Date" with the following definitions, respectively, PROVIDED that the date of effectiveness of the amendment to Optional Currency Rate shall be as of February 9, 1999:

     "COMMITTED REVOLVING LINE" means Thirty Million Dollars ($30,000,000).

     "OPTIONAL CURRENCY RATE" means, with respect to any Interest Period regarding the Optional Currency Advance, 200 basis points PLUS the rate per annum equal to the Euro Yen Tokyo Inter-bank Offered Rate as announced by the Federation of Bankers Association of Japan two
     (2) Business Days before the first day of such Interest Period for a period approximately equal to such Interest Period and in an amount approximately equal to such Advance, or, in the absence thereof, the rate per annum determined by the Servicing Agent to be the per annum rate or interest at which deposits in Japanese Yen are offered to the Servicing Agent in the Tokyo inter-bank market in which the Servicing Agent customarily participates at 11:00 A.M. (local time in such interbank market) two (2) Business Days before the first day of such Interest Period for a period approximately equal to such Interest Period and in an amount approximately equal to the amount of such Advance.

     "LIBOR BASED RATE" means the LIBOR Interest Rate for an identified Interest Period plus 200 basis points.

     "REVOLVING MATURITY DATE" means February 3, 2000, as such date may from time to time be extended by lenders in their sole discretion pursuant to this agreement."

     2. NEW DEFINITION. Section 1.1 of the Loan Agreement is hereby amended by adding the definition of "February 1999 Amendment" thereto:

     "FEBRUARY 1999 AMENDMENT" means the Amendment to Loan Agreement dated February 4, 1999 between Silicon and BOH, on the one side, and Cymer and Cymer Japan, on the other side."

     3. SECTION 2.1.1A. Section 2.1.1A of the Loan Agreement is hereby to read as follows:

        SILICON VALLEY BANK                  AMENDMENT TO LOAN AGREEMENT
        -----------------------------------------------------------------

     "2.1.1.A  OPTIONAL CURRENCY ADVANCE.

     Substantially concurrently with the execution and delivery of the April 1998 Amendment, an Optional Currency Advance in the Dollar Equivalent of Fifteen Million Dollars ($15,000,000) shall be made to Cymer Japan, PROVIDED, HOWEVER, that it is understood the Dollar Equivalent of the principal amount of such Optional Currency Advance will fluctuate over time due to currency variations, PROVIDED, FURTHER, in connection with the February 1999 Amendment it is the intention of the Lenders to have increased the availability of the Dollar Equivalent of the Optional Currency Advance by $5,000,000 to the above-referenced $15,000,000 amount, even though, due to the currency fluctuations, the Dollar Equivalent of the Optional Currency Advance in effect prior to the February 1999 Amendment was in excess of the then stated credit limit amount of the Optional Currency Advance. Accordingly, the parties hereto hereby agree that if the Dollar Equivalent of the principal amount of such Optional Currency Advance exceeds Fifteen Million Dollars ($15,000,000) at any time, including, without limitation, upon the making of the incremental $5,000,000 Optional Currency Advance in connection with the February 1999 Amendment, such an occurrence shall not constitute an Event of Default nor prevent the making of such incremental advance as contemplated in the previous sentence, as long as the aggregate principal amount of all Revolving Advances together with the Dollar Equivalent of the aggregate principal amount of the Optional Currency Advance does not exceed Twenty Million Dollars ($20,000,000) after the making of any and all Advances. The Optional Currency Advance shall be made by each of the Lenders in an amount up to its respective Commitment Percentage of Revolving Advances, and BOH shall be the agent for both Lenders in connection with the making of such Advance. Repayments of the Optional Currency Advance made in such Optional Currency shall be made only at the branch of BOH in the country of such Optional Currency."

     4. FOREIGN EXCHANGE RESERVE MODIFICATION. The "Foreign Exchange Reserve" is hereby amended to be the following amounts on any given day (the "Determination Date"); on all outstanding Exchange Contracts on which delivery is to be effected or settlement allowed, 20% of the gross amount of the Exchange Contracts. Further, the "Contract Limit" as set forth in Section 2.1.3(a) of the Loan Agreement is hereby amended to be $50,000,000.

     5. NO UNUSED LINE FEE. Section 2.5.4 of the Loan Agreement regarding an unused line fee payable by the Borrower is hereby deleted in its entirety.

     6. MODIFICATION FEE. Borrower shall to the Lenders a fee of $12,500 in connection herewith, which shall be addition to interest and to all other amounts payable under the Loan Agreement and which shall not be refundable.

     7. FINANCIAL COVENANTS. Section 6.8 of the Loan Agreement is hereby amended, respectively, to read as follows:

     "6.8 TANGIBLE NET WORTH. Cymer, Inc. shall maintain, on a consolidated basis, as of the last day of each calendar quarter a Tangible Net Worth of not less than Two Hundred Sixty Million Dollars ($260,000,000) PLUS Fifty Percent (50%) of Borrower's quarterly net income (after taxes) (with no subtraction for losses) LESS the amount of the Borrower's treasury shares up to $25,000,000 for such shares that are purchased on and after December 31, 1998."

     8. QUICK RATIO. The Loan Agreement is hereby amended to add a new section entitled "6.9A Quick Ratio" that replaces Section 6.9 of the Loan Agreement, and which shall read as follows:

        SILICON VALLEY BANK                  AMENDMENT TO LOAN AGREEMENT
        -----------------------------------------------------------------

     "6.9A QUICK RATIO. Cymer, Inc. shall maintain, on a consolidated basis, as of the last day of each calendar quarter, a ratio of Quick Assets to Current Liabilities of at least 2.00 to 1.0. For purposes of the foregoing, however, Current Liabilities shall not include deferred revenues. "Quick Assets" means, as of any applicable date, the consolidated cash, cash equivalents, accounts receivable and long term marketable securities of Borrower determined in accordance with GAAP. "Current Liabilities" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current liabilities on the consolidated balance sheet of Borrower and its Subsidiaries, as at such date, plus, to the extent not already included therein, all outstanding credit extensions made under this Agreement, including all Indebtedness that is payable upon demand or within one year from the date of determination thereof unless such Indebtedness is renewable or extendable at the option of Borrower or any Subsidiary to a date more than one year from the date of determination, but excluding Subordinated Debt." In connection with the calculation of the Quick Ratio, the assets and liabilities of Borrower associated with the Foreign Exchange Contracts shall be included therein on a Net Basis.

     9. PROFITABILITY. The Loan Agreement is hereby amended to add a new section entitled "6.9B Profitability" that immediately follows Section 6.9A of the Loan Agreement, and which shall read as follows:

     6.9B   PROFITABILITY. Other than as stated below, Borrower shall not incur a loss (after taxes) in any fiscal quarter in excess of $5,000,000, PROVIDED, HOWEVER, regardless of the foregoing, Borrower shall not incur cumulative losses (after taxes) during the period of Borrower's 1999 fiscal year in excess of $12,500,000. Further, for the fiscal quarter ending December 31, 1999 and in each fiscal quarter thereafter, Borrower shall not incur any losses (after taxes).

     10. SECTION 8.2.1 MODIFICATION. Section 3.2.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

     "8.2.1 If such Borrower fails to perform any obligation under Sections 6.7, 6.8, 6.9A, 6.9B, 6.10, 6.11 or 6.12 or violates any of the covenants contained in Article 7 of this Agreement, or"


                   [text continues on the following page]

             SILICON VALLEY BANK                 AMENDMENT TO LOAN AGREEMENT
        -----------------------------------------------------------------------

     11. SCHEDULE TO LOAN AGREEMENT. The Schedule to the Loan Agreement is hereby amended to read as follows:


                                  "SCHEDULE

                                      TO

                          LOAN AND SECURITY AGREEMENT

                                  COMMITMENTS"


                           COMMITTED REVOLVING LINE;


LENDER                             COMMITMENT            COMMITMENT PERCENTAGE
SILICON VALLEY BANK                $15,000,000                    50%
BANK OF HAWAII                     $15,000,000                    50%



     12. REPRESENTATIONS TRUE. Borrower represents and warrants to Bank that all representations and warranties set forth in the Loan Agreement are true and correct.

     13. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Bank and the Borrower, and the other written documents and agreements between Bank and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Bank and the Borrower shall continue in full force and effect and the same are hereby ratified and

             SILICON VALLEY BANK                 AMENDMENT TO LOAN AGREEMENT
        -----------------------------------------------------------------------

confirmed. This Agreement and Consent may be executed in any number of counterparts, which when taken together shall constitute one and the same agreement.


CYMER, INC.                            SILICON VALLEY BANK

BY  /s/ Robert P. Akins                BY  /s/ John W. Otterson
  --------------------------------       ------------------------------------
    PRESIDENT OR VICE PRESIDENT        TITLE    SENIOR VICE PRESIDENT
                                            ---------------------------------

CYMER JAPAN, INC.                      BANK OF HAWAII

BY  /s/ William A. Angus, III          BY
  --------------------------------       ------------------------------------
    PRESIDENT OR VICE PRESIDENT        TITLE
                                            ---------------------------------

                 ---------------------------------------------


                          AMENDMENT TO LOAN AGREEMENT


BORROWERS:          CYMER, INC.
                    CYMER JAPAN, INC.

DATED AS OF:        SEPTEMBER 22, 1999


     THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and BANK OF HAWAII ("BOH"), on the one side, Cymer, Inc. ("Cymer") and Cymer Japan, Inc. ("Cymer Japan") on the other side.

     The Parties agree to amend the Loan Agreement between them, dated December 8, 1997, as amended from time to time (the "Loan Agreement"), as follows, effective as of the date hereof, unless otherwise stated below. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

     1. MODIFICATION of Section 2.1.1 sECTION 2.1.1 of the Loan Agreement is hereby in its entirety to read as follows:

            "2.1.1 THE REVOLVING ADVANCES. Subject to and upon the terms and conditions hereof, and in reliance upon the representations and warranties of the Borrowers set forth herein, each Lender severally agrees to make its Commitment Percentage of Revolving Advances to Cymer up to the aggregate amount of $3,500,000 for both Lenders from time to time until the close of business on the Revolving Maturity Date, in such sums as Cymer may request, PROVIDED that the aggregate principal amount of all Revolving Advances and the Dollar Equivalent of the Optional Currency Advances at any one time outstanding shall not exceed the Committed Revolving Time minus the Foreign Exchange Reserve. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties set forth herein, amounts borrowed pursuant to this Section 2.1.1 may be repaid and reborrowed at any time during the term of this Agreement. The minimum amount of a Prime Based Rate Revolving Advance is $25,000. The minimum amount of a LIBOR Based Rate Revolving Advance is $500,000, and loan amounts greater than such sum are required to be in integral multiples of $50,000 in excess thereof.

            Cymer promises to pay to Servicing Agent for the account of each Lender, in lawful money of the United States of America, the aggregate unpaid principal amount of all Revolving Advances made by Servicing Agent and Lenders to Borrower. Borrower shall also pay interest on the aggregate unpaid principal amount of such Advances at the rates and in accordance with the terms hereof.

            The Committed Revolving Line shall terminate on the Revolving Maturity Date, at which time all Revolving Advances under this Section 2.1.1, all Optional Currency Advances, and other amounts due under this Agreement (except as otherwise expressly specified herein) shall be immediately due and payable."

     2. MODIFICATION OF FOREIGN EXCHANGE CONTRACT LIMIT. The "Contract Limit", as set forth in Section 2.1.3(a) of the Loan Agreement, is hereby amended to be $57,500,000.

               Silicon Valley Bank           Amendment to Loan Agreement
            ---------------------------------------------------------------


     3. REPRESENTATIONS TRUE. Borrower represents and warrants to Bank that all representations and warranties set forth in the Loan Agreement are true and correct.

     4. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendents to the Loan Agreement signed by Bank and the Borrower, and the other written documents and agreements between Bank and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representation, agreements and understandings between the parties with repect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Bank and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed. This Agreement and Consent may be executed in any number of counterparts, which when taken together shall constitute one and the same agreement.



CYMER, INC.                                SILICON VALLEY BANK

By /s/ Robert P. Akins                     By /s/ John W. Otterson
   ---------------------------                -----------------------------
   President or Vice President             Title  Senior Vice President
                                                -----------------------------


CYMER JAPAN, INC.                          BANK OF HAWAII

By /s/ William A. Angus, III               By /s/ Scott R. Nahme
   ----------------------------               ------------------------------
   President or Vice President             Title  Vice President
                                                ------------------------------

          ---------------------------------------------------------

                          AMENDMENT TO LOAN AGREEMENT

BORROWERS:     CYMER, INC. AND CYMER JAPAN, INC.

DATED AS OF:   FEBRUARY 4, 2000

     THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and BANK OF HAWAII ("BOH"), on the one side, Cymer, Inc. ("Cymer") and Cymer Japan, Inc. ("Cymer Japan"), on the other side.

     The Parties agree to amend the Loan Agreement between them, dated December 8, 1997, as amended from time to time (the "Loan Agreement"), as follows, effective as of the date hereof, (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     1. REVISED DEFINITIONS. Section 1.1 of the Loan Agreement is hereby amended by replacing the definitions of "Committed Revolving Line" and "Revolving Maturity Date" with the following definitions, respectively:

     "COMMITTED REVOLVING LINE" means Forty Million Dollars ($40,000,000).

     "REVOLVING MATURITY DATE" means February 3, 2001, as such date may from time to time be extended by lenders in their sole discretion pursuant to this agreement."

     2. MODIFICATION OF SECTION 2.1.1. Section 2.1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "2.1.1 OPTIONAL CURRENCY REVOLVING ADVANCES. Subject to and upon the terms and conditions hereof, and in reliance upon the representations and warranties of the Borrowers set forth herein, each Lender severally agrees to make its Commitment Percentage of Revolving Advances consisting of Optional Currency Advances to Cymer up to the aggregate amount of the Dollar Equivalent of $20,000,000 for both Lenders from time to time until the close of business on the Revolving Maturity Date, in such sums as Cymer may request, PROVIDED, FURTHER, that the aggregate principal amount of the Dollar Equivalent of the Optional Currency Advances at any one time outstanding shall not exceed the Committed Revolving Line minus the Foreign Exchange Reserve.

     Each Optional Currency Advance shall be made by each of the Lenders in an amount up to its respective Commitment Percentage of Revolving Advances, and BOH shall be the agent for both Lenders in connection with the making of such Advance. Repayments of the Optional Currency Advance are to made in such Optional Currency and shall be made only at the branch of BOH in the country of such Optional Currency.

     All Optional Currency Advances shall bear interest on the average Daily Balance thereof at the Optional Currency Rate. All interest relating to the Optional Currency Rate chargeable under the Loan Documents shall be computed on the basis of a three hundred

            SILICON VALLEY BANK            AMENDMENT TO LOAN AGREEMENT
        -----------------------------------------------------------------

     sixty (360) day year for the actual number of days elapsed, except where the law or commercial custom in the country of the Optional Currency requires otherwise.

     The Committed Revolving Line shall terminate on the Revolving Maturity Date, at which time all Optional Currency Advances, and all other amounts due under this Agreement (except as otherwise expressly specified herein) shall be immediately due and payable."

     3. SECTION 2.1.1A. Section 2.1.1A of the Loan Agreement is hereby deleted on its entirety and shall be amended to read as follows:

     "2.1.1.A [Reserved]

     4. REVISED SECTION 2.1.3(a) Subsection (a) of 2.1.3 of the Loan Agreement is hereby amended to read as follows:

     "(a)     Subject to the terms of this Agreement, either Borrower,
     on a joint basis, may enter into foreign exchange contracts (the "Exchange Contracts") not to exceed an aggregate Dollar Equivalent amount of $100,000,000 (the "Contract Limit"), pursuant to which Lenders shall sell to or purchase from Borrower foreign currency on a spot or future basis. A Borrower shall not request any Exchange Contracts at any time a Default or an Event of Default has occurred and is continuing. All Exchange Contracts must provide for delivery of settlement on or before 365 days past the then applicable
     Revolving Maturity Date. The amount available under the Committed Revolving Line at any time shall be reduced by the following amounts (the "Foreign Exchange Reserve") on any given day (the "Determination Date"); on all outstanding Exchange Contracts on which delivery is to be effected or settlement allowed, 20% of the gross amount of the Exchange Contracts. If on the Revolving Maturity Date, or on any earlier effective date of termination, there are any outstanding Exchange Contracts, then on such date Borrower shall provide cash collateral in an amount equal to the Foreign Exchange Reserve, to secure all of the Obligations relating to said Exchange Contracts on the Lenders' standard form cash pledge agreement."

     5. TANGIBLE NET WORTH FINANCIAL COVENANT. Section 6.8 of the Loan Agreement is hereby amended to read as follows:

     "6.8     TANGIBLE NET WORTH. Cymer, Inc. shall maintain, on a
     consolidated basis, as of the last day of each calendar quarter, a Tangible Net Worth of not less than Two Hundred Seventy-Five Million Dollars ($275,000,000) PLUS Fifty Percent (50%) of Borrower's quarterly net income (after taxes) (with no subtraction for losses) LESS the amount of the Borrower's treasury shares up to $25,000,000 for such shares that are purchased on and after December 31, 1998."

     6. PROFITABILITY. Section 6.9B of the Loan Agreement is hereby amended to read as follows:

     "6.9B     PROFITABILITY. Borrower shall not incur a loss (after
     taxes) in any fiscal quarter.

             SILICON VALLEY BANK                 AMENDMENT TO LOAN AGREEMENT
        -----------------------------------------------------------------------

                        [text continues on the next page]

             SILICON VALLEY BANK                 AMENDMENT TO LOAN AGREEMENT
        -----------------------------------------------------------------------

     7. SCHEDULE TO LOAN AGREEMENT. The Schedule to the Loan Agreement is hereby amended to read as follows:


                                  "SCHEDULE

                                      TO

                          LOAN AND SECURITY AGREEMENT

                                  COMMITMENTS"


                           COMMITTED REVOLVING LINE:


LENDER                             COMMITMENT            COMMITMENT PERCENTAGE
SILICON VALLEY BANK                $20,000,000                    50%
BANK OF HAWAII                     $20,000,000                    50%


     8. MODIFICATION FEE. Borrower shall to the Lenders a fee of $100,000 in connection herewith, which shall be in addition to interest and to all other amounts payable under the Loan Agreement and which shall not be refundable.

     9. REPRESENTATIONS TRUE. Borrower represents and warrants to Bank that all representations and warranties set forth in the Loan Agreement are true and correct.

     10. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Bank and Borrower, and the other written documents and agreements between Bank and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Bank

             SILICON VALLEY BANK                 AMENDMENT TO LOAN AGREEMENT
        -----------------------------------------------------------------------

and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed. This Agreement and Consent may be executed in any number of counterparts, which when taken together shall constitute one and the same agreement.



CYMER, INC.                            SILICON VALLEY BANK

BY  /s/ Robert P. Akins                BY  /s/ Raquel Cunningham
  --------------------------------       ------------------------------------
    PRESIDENT OR VICE PRESIDENT        TITLE   VICE PRESIDENT
                                            ---------------------------------

CYMER JAPAN, INC.                      BANK OF HAWAII

BY  /s/ William A. Angus, III          BY  /s/ Scott R. Nahme
  --------------------------------       ------------------------------------
    PRESIDENT OR VICE PRESIDENT        TITLE  VICE PRESIDENT
                                            ---------------------------------